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                                                                   EXHIBIT 10.47



                          ABM INDUSTRIES INCORPORATED

                             AMENDMENT NO. 1 TO THE

                        1987 INCENTIVE STOCK OPTION PLAN



      ABM INDUSTRIES INCORPORATED, having established the 1987 Incentive Stock Option Plan (the "Plan"), hereby amends the Plan effective as of December 19, 1995 as follows:

      The second sentence of section 4 of Article I of the Plan is amended to read as follows:

      The aggregate number of shares which may be issued under the Plan shall not exceed 2,100,000 shares of Common Stock, unless an adjustment is required in accordance with Article III.

      IN WITNESS WHEREOF, ABM INDUSTRIES INCORPORATED, by its duly authorized officer, has executed this Amendment No. 1 on the date indicated below.


                                        ABM INDUSTRIES INCORPORATED



                                        By: /s/ LORRAINE P. O'HARA
                                           -----------------------------

                                     Title: Assistant Secretary
                                           -----------------------------

                                     Dated:  March 19, 1996
                                           -----------------------------